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Delphi Financial Group, Inc.
Press Release
For Release at 8:00 am
Contact: Investor Relations
         David Finkelstein (212) 303-4349
         Jennifer Flaiano-Jones (215) 787-3943


         DELPHI RELEASED FROM UNICOVER LIABILITY

Wilmington, Delaware -- January 24, 2000 -- Delphi Financial Group, Inc. (NYSE: DFG) announced today that it has received releases from liability relating to the Unicover matter from the Unicover retrocessionaires and pool and facility members. The releases were obtained in connection with a global resolution involving Reliance Group Holdings, Inc., its retrocessionaires and a group of ceding companies and brokers. Delphi contributed to this process by agreeing to rescind a quota share reinsurance contract with Reliance Insurance Company. Accordingly, Delphi has restated its financial results to exclude the effects of this contract which had contributed five to seven cents per share to earnings in each of the first three quarters of 1999. Delphi expects that a similar earnings contribution will be excluded from net income for the fourth quarter of 1999.

Robert Rosenkranz, Chairman and Chief Executive Officer of Delphi, said: "We believe that Delphi's shares are extremely undervalued due to continuing investor skittishness over perceived Unicover exposure. Although we had no legal liability, it seemed wise to us to participate in a global resolution that should put these investor concerns firmly and definitively to rest."

Delphi Financial Group, Inc. is an integrated employee benefit services company. We are a leader in managing all aspects of employee absence to enhance the productivity of our clients and we provide the related insurance coverages: short-term and long-term disability, primary and excess workers' compensation, group life, and travel accident. Our asset accumulation business emphasizes individual annuity products. Our common stock is listed on the New York Stock Exchange under the symbol DFG and our corporate website address is www.delphifin.com.

In connection with, and because it desires to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Delphi cautions readers regarding certain forward-looking statements in the foregoing discussion and in any other statement made by, or on behalf of, Delphi, whether in future filings with the Securities and Exchange Commission or otherwise. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Some forward-looking statements may be identified by the use of terms such as "expects," "believes," "anticipates," "intends" or "judgment." Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Delphi's control and many of which, with respect to future business decisions, are subject to change. Examples of such uncertainties and contingencies include, among other important factors, those affecting the insurance industry generally, such as the economic and interest rate environment, legislative and regulatory developments and market pricing and competitive trends relating to insurance products and services, and those relating specifically to Delphi's business, such as the level of its insurance premiums and fee income, the claims experience and other factors affecting the profitability of its insurance products, the performance of its investment portfolio, the successful completion of its Year 2000 compliance program, acquisitions of companies or blocks of business, and ratings by major rating organizations of its insurance subsidiaries. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Delphi. Delphi disclaims any obligation to update forward-looking information.

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                          DELPHI FINANCIAL GROUP, INC.
                   Restated Consolidated Statements of Income
                (Unaudited; in thousands, except per share data)
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
                                                                                     Three Months Ended
                                                                        --------------------------------------------
                                                                        03/31/99          06/30/99          09/30/99
                                                                        --------          --------          --------
Revenue:
  Premium and fee income                                                $125,361          $113,628          $126,317
  Net investment income                                                   43,801            44,353            46,258
  Realized investment losses                                              (1,117)           (8,380)           (5,789)
                                                                        --------          --------          --------
                                                                         168,045           149,601           166,786
                                                                        --------          --------          --------
Benefits and expenses:
  Benefits, claims and interest credited to policyholders                 96,903            88,699           100,830
  Commissions and expenses                                                36,115            33,520            35,139
                                                                        --------          --------          --------
                                                                         133,018           122,219           135,969
                                                                        --------          --------          --------

      Operating income                                                    35,027            27,382            30,817

Interest expense                                                           4,483             4,340             4,452
Income tax expense                                                         9,502             6,918             8,160
                                                                        --------          --------          --------

      Income from continuing operations before dividends
          on Capital Securities of Delphi Funding L.L.C.                  21,042            16,124            18,205

Dividends on Capital Securities of Delphi Funding L.L.C.                   1,513             1,513             1,513
                                                                        --------          --------          --------

      Income from continuing operations                                   19,529            14,611            16,692

Loss on disposal of discontinued operations, net of taxes                (13,847)                -                 -
                                                                        --------          --------          --------

      Net income                                                        $  5,682          $ 14,611          $ 16,692
                                                                        ========          ========          ========

Basis results per share of common stock*:
   Income from continuing operations excluding realized
      investment losses                                                 $   0.95          $   0.96          $   0.98
   Realized investment losses, net of taxes                                (0.03)            (0.26)            (0.18)
                                                                        --------          --------          --------
      Income from continuing operations                                     0.92              0.70              0.80
   Loss on disposal of discontinued operations, net of taxes               (0.65)                -                 -
                                                                        --------          --------          --------
      Net income                                                        $   0.27          $   0.70          $   0.80
                                                                        ========          ========          ========


   Weighted average shares outstanding                                    21,274            20,904            20,864


Diluted results per share of common stock*:
   Income from continuing operations excluding realized
      investment losses                                                 $   0.92          $   0.93          $   0.95
   Realized investment losses, net of taxes                                (0.03)            (0.25)            (0.18)
                                                                        --------          --------          --------
      Income from continuing operations                                     0.89              0.68              0.77
   Loss on disposal of discontinued operations, net of taxes               (0.63)                -                 -
                                                                        --------          --------          --------
      Net income                                                        $   0.26          $   0.68          $   0.77
                                                                        ========          ========          ========

   Weighted average shares outstanding                                    22,028            21,608            21,569


*  Results per share have been restated to reflect stock dividends distributed in 1999.

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